UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2006

Bancinsurance Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-8738	31-0790882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Broad Street, 10th Floor, Columbus, Ohio		43215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-220-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2006, the Compensation Committee of the Board of Directors of Bancinsurance Corporation (the "Company") approved the Company’s 2007 Fiscal Year Executive Officer Bonus Plan (the "Plan"). The material terms of the Plan are summarized on Exhibit 10.1 attached hereto and made a part hereof.

On December 15, 2006, the Compensation Committee also approved discretionary cash bonus awards for the 2006 fiscal year for Si Sokol, Chairman and Chief Executive Officer, and Matthew C. Nolan, Vice President, Chief Financial Officer, Treasurer and Secretary, in the amount of $150,000 and $25,000, respectively, in consideration of their personal performance in connection with the sale of the Company’s subsidiary, American Legal Publishing Corporation, on August 31, 2006. These discretionary bonuses will be paid in lump-sum payments in early 2007 and will be in addition to any bonus awards that Mr. Sokol and Mr. Nolan are eligible to receive under the Company’s previously disclosed 2006 Fiscal Year Executive Officer Bonus Plan.

On December 15, 2006, the Compensation Committee also approved the annual base salaries for the 2007 fiscal year for the Company’s Chief Executive Officer, President, Chief Financial Officer, Senior Vice President of Ohio Indemnity Company (a wholly-owned subsidiary of the Company) and Vice President of Specialty Products of Ohio Indemnity Company (the Company’s "Named Executive Officers" pursuant to Instruction 4. to Item 5.02 of Form 8-K). The annual base salaries to be paid to the Named Executive Officers effective as of January 1, 2007 are as follows:

Si Sokol, Chairman and Chief Executive Officer: $300,000

John S. Sokol, President: $333,000

Matthew C. Nolan, Vice President, Chief
Financial Officer, Treasurer and Secretary: $200,000

Daniel J. Stephen, Senior Vice President of
Lender Services of Ohio Indemnity Company: $172,200

Stephen J. Toth, Vice President of Specialty
Products of Ohio Indemnity Company: $114,400

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Summary of Bancinsurance Corporation 2007 Fiscal Year Executive Officer Bonus Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bancinsurance Corporation

December 21, 2006	By:	/s/ Matthew C. Nolan

Name: Matthew C. Nolan
Title: Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Summary of Bancinsurance Corporation 2007 Fiscal Year Executive Officer Bonus Plan